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                               File #200015210047

                                     FILED
                    in the Office of the Secretary of State
                           of the State of California

                                  MAY 26, 2000

                                 /s/ BILL JONES
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                         BILL JONES, Secretary of State

                         This Space For Filing Use Only

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                       [SEAL OF THE STATE OF CALIFORNIA]

                              State of California
                                   Bill Jones
                               Secretary of State

                           LIMITED LIABILITY COMPANY
                            ARTICLES OF ORGANIZATION

                 A $70.00 FILING FEE MUST ACCOMPANY THIS FORM.
           IMPORTANT - READ INSTRUCTIONS BEFORE COMPLETING THIS FORM.

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1.  Name of the limited liability company (end the name with the words "Limited
    Liability Company," "Ltd. Liability Co.," or the abbreviations "LLC" or "L.L.C.")

                                ARV COVELL, LLC
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2.  The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.

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3.  Name the agent for service of process and check the appropriate provision below:

                               DOUGLAS ARMSTRONG                       which is
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    [X] an individual residing in California. Proceed to item 4.

    [ ] a corporation which has filed a certificate pursuant to section 1505.
        Proceed to item 5.

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4.  If an individual, California address of the agent for service of process:

    Address:   245 FISCHER AVENUE, D-1

    City:  COSTA MESA              State:  CA               Zip Code:  92626

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5.  The limited liability company will be managed by:  (check one)

    [ ] one manager  [X] more than one manager  [ ] limited liability company members

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6.  Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the latest date on which the limited liability company is to dissolve.

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7.  Number of pages attached, if any:
                                      NONE

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    Type of business of the limited liability company.

    OWNERSHIP, OPERATION AND MANAGEMENT OF REAL PROPERTY.

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    DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.


    /s/ DOUGLAS ARMSTRONG                       DOUGLAS ARMSTRONG
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    Signature of Organizer                      Type or Print Name of Organizer

    5/23/00
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    Date

                        [SEAL OF THE SECRETARY OF STATE]

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SEC/STATE (REV. 1/99)                             FORM LLC-1 - FILING FEE $70.00
                                                  Approved by Secretary of State

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